LEXINGTON

                                    LEXINGTON
                                      MONEY
                                     MARKET
                                      TRUST

--------------------------------------------------------------------------------

                          Seeks a high level of current
                       income consistent with preservation
                        of capital and liquidity through
                         investments in interest bearing
                             short term money market
                                  instruments.

--------------------------------------------------------------------------------

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 1997
                               The Lexington Group
                                   of No Load
                              Investment Companies

DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------

      Money market yields showed little change during the first half of 1997. The annualized yield of the Lexington Money Market Trust was about 4.5%* in the first six months of the year. The small hike in the Federal Funds rate to 5.5% in February had minimal impact on other money market yields as most investors saw no risk of a sustained increase in monetary restraint by the Federal Reserve. Shareholders should anticipate a stable dividend payout during the remainder of 1997.

      Strong economic growth has not produced the kind of inflationary pressures which would prompt the Federal Reserve to raise interest rates. After the first quarter 5.9% gain in Gross Domestic Product and the drop in the unemployment rate to 4.8%, economists warned of increased inflation risk. Perhaps these risks prompted the 25 basis point increase in the Federal Funds rate in February. Nonetheless, inflation has been moribund. In fact, the recently released Producer Price Index for June showed a 0.1% decrease in the price level, the sixth consecutive monthly decline. The current PPI Index is lower than it was a year ago, indicating deflation.

      A number of factors probably account for the low level of inflation. These include the strength of the U.S. dollar, excess labor and production capacity outside the U.S., and reduced inflationary expectations of domestic consumers. Accordingly, businesses have little power to raise prices. While some modest uptick in the rate of inflation is likely in the second half of 1997, the year-on-year change in the Consumer Price Index is likely to remain below 2.5%

      We think there is some risk of lower monthly market rates by year end. Clearly, the Federal Reserve would have every reason to act quickly if economic growth shows signs of softening. Current rates of inflation, commodity price changes, and monetary growth seem more consistent with a recesssion than the boom we are now experiencing. Accordingly, we are increasing the average maturity of the Trust's portfolio to lock in today's interest rates. At the end of June, the Trust's maturity was 49 days versus 26 days at the start of the year. This extension was achieved through the purchase of U.S. Treasury bills and government agency obligations. These securities now account for 11% of the Trust's holdings. The remainder of the portfolio consists of top-rated commercial paper and variable rate demand notes.

Sincerely,

/s/ Denis P. Jamison                           /s/ Robert M. DeMichele
-------------------------------                -------------------------------
Denis P. Jamison                               Robert M. DeMichele
Portfolio Manager                              President
August, 1997                                   August, 1997

*The average annual yield for the seven day period ended June 30, 1997 was 4.66%. Shares of the Fund are not insured or guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

LEXINGTON MONEY MARKET TRUST
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1997 (unaudited)



                                                                         Yield to
                                                                         Maturity
 Principal                                                Maturity      on Date of    Value
  Amount                     Security                       Date         Purchase    (Note 1)
---------------------------------------------------------------------------------------------
                COMMERCIAL PAPER: 83.7%
$  400,000      American Express Credit Corporation ...   07/08/97         5.64%   $  399,571
 1,400,000      American Express Credit Corporation ...   07/10/97         5.51     1,398,072
 1,800,000      American Express Credit Corporation ...   07/31/97         5.65     1,791,690
 4,000,000      Ameritech Corporation .................   08/22/97         5.64     3,968,164
 4,000,000      Avnet, Inc. ...........................   07/16/97         5.66     3,990,750
 4,200,000      Engelhard Corporation .................   07/15/97         5.81     4,190,772
 4,000,000      Florida Power Corporation .............   07/23/97         5.64     3,986,482
 1,100,000      Ford Motor Credit Corporation .........   07/14/97         5.65     1,097,803
   200,000      Ford Motor Credit Corporation .........   07/21/97         5.68       199,384
   700,000      Ford Motor Credit Corporation .........   07/21/97         5.66       697,838
 1,300,000      Ford Motor Credit Corporation .........   07/22/97         5.67     1,295,791
   600,000      Ford Motor Credit Corporation .........   08/12/97         5.67       596,122
 4,000,000      Gannett Company .......................   08/15/97         5.63     3,972,500
 3,200,000      General Electric Capital Corporation ..   07/28/97         5.66     3,186,704
   700,000      General Electric Capital Corporation ..   08/04/97         5.66       696,337
 1,800,000      Goldman Sachs Group ...................   07/08/97         5.74     1,798,023
 2,200,000      Goldman Sachs Group ...................   07/09/97         5.66     2,197,287
 2,400,000      Hasbro, Inc. ..........................   07/18/97         5.78     2,393,631
 3,000,000      IBMCredit Corporation .................   07/11/97         5.61     2,995,417
 1,950,000      Kellogg Company .......................   07/11/97         5.60     1,947,020
 4,000,000      McGraw Hill ...........................   09/23/97         5.71     3,948,200
 3,800,000      Merrill Lynch & Company, Inc. .........   07/03/97         5.64     3,798,833
 3,800,000      MetLife Funding, Inc. .................   07/01/97         5.68     3,800,000
 1,300,000      South Carolina Electric ...............   07/17/97         5.62     1,296,810
 3,800,000      Tampa Electric Company ................   07/28/97         5.62     3,784,268
 1,500,000      USAA Capital Corporation ..............   07/17/97         5.52     1,496,320
 2,500,000      USAA Capital Corporation ..............   08/28/97         5.67     2,477,686
 2,500,000      U.S. Central Credit ...................   07/18/97         5.65     2,493,483
 1,500,000      Winn-Dixie Stores, Inc. ...............   08/19/97         5.68     1,488,669
 2,500,000      Winn-Dixie Stores, Inc. ...............   09/11/97         5.55     2,472,250
 2,700,000      Xerox Corporation .....................   07/07/97         5.65     2,697,512
 1,300,000      Xerox Corporation .....................   07/25/97         5.64     1,295,216
                                                                                   ----------
                TOTAL COMMERCIAL PAPER (cost $73,848,605)                          73,848,605
                                                                                   ----------

LEXINGTON MONEY MARKET TRUST
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1997 (unaudited)(continued)


                                                                         Yield to
                                                                         Maturity
 Principal                                                Maturity      on Date of    Value
  Amount                     Security                       Date         Purchase    (Note 1)

---------------------------------------------------------------------------------------------

                ADJUSTABLE RATE NOTE: 4.0%
$3,500,000      Community Health System, Inc. Series A
                First Union National Bank*
               (cost $3,500,000) ......................   10/01/03         5.95%   $3,500,000
                                                                                   ----------
                                                                                   ----------
                U.S. GOVERNMENT OBLIGATION: 7.9%
   700,000      Treasury Bills ........................   03/05/98         5.78       673,680
   200,000      Treasury Bills ........................   03/05/98         5.72       192,563
 1,700,000      Treasury Bills ........................   03/05/98         5.69     1,637,248
 1,400,000      Treasury Bills ........................   02/05/98         5.62     1,354,606
   600,000      Treasury Bills ........................   01/08/98         5.63       583,049
   900,000      Treasury Bills ........................   01/08/98         5.56       874,884
 1,700,000      Treasury Bills ........................   01/08/98         5.53     1,652,648
                                                                                   ----------
                TOTAL U.S. GOVERNMENT OBLIGATIONS
                (cost $6,968,678)                                                   6,968,678
                                                                                   ----------

                OTHER U.S. GOVERNMENT OBLIGATIONS: 3.3%
 3,000,000      Federal Home Loan Bank Bond
                (cost $2,985,506) .....................   02/13/98         6.04%    2,985,506
                                                                                  -----------

                TOTAL INVESTMENTS: 98.9% (cost $87,302,789+)                       87,302,789

                Other assets in excess of liabilities: 1.1%                           926,837
                                                                                  -----------

                TOTAL NET ASSETS: 100.0% (equivalent to $1.00
                per share on 88,229,626 shares outstanding)                       $88,229,626
                                                                                  ===========

*Seven day demand Floating Rate Note.
+Aggregate cost for Federal income tax purposes is identical.


LEXINGTON MONEY MARKET TRUST
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997 (unaudited)

ASSETS
Investments, at value (cost $87,302,789) (Note 1) ............       $87,302,789
Cash .........................................................           137,492
Receivable for shares sold ...................................         1,081,679
Dividends and interest receivable ............................            75,597
                                                                     -----------
      Total Assets ...........................................        88,597,557
                                                                     -----------
LIABILITIES
Due to Lexington Management Corporation (Note 2) .............            25,700
Payable for shares redeemed ..................................           254,896
Accrued expenses .............................................            87,335
                                                                     -----------
      Total Liabilities ......................................           367,931
                                                                     -----------
NET ASSETS (equivalent to $1.00 per share on
     88,229,626 shares outstanding)(Note 3) ..................       $88,229,626
                                                                     ===========
NET ASSETS consist of:
Capital stock-- authorized 1,000,000,000 shares,
     $.10 par value per share ................................       $ 8,822,964
Paid-in capital-- unlimited authorized shares of
     beneficial interest at no par value .....................        79,406,662
                                                                     -----------
      Total Net Assets .......................................       $88,229,626
                                                                     ===========

LEXINGTON MONEY MARKET TRUST
STATEMENT OF OPERATIONS
Six months ended June 30, 1997 (unaudited)

INVESTMENT INCOME
INTEREST INCOME ..................................................... $2,475,041

EXPENSES
      Investment advisory fee (Note 2) .................   $224,436
      Transfer agent and shareholder
           servicing expense (Note 2) ..................    102,265
      Printing and mailing expenses ....................     39,149
      Accounting expenses (Note 2) .....................     34,209
      Registration fees ................................     18,725
      Professional fees ................................     12,670
      Computer processing fees .........................      8,688
      Custodian expense ................................      8,507
      Directors' fees and expenses .....................      6,750
      Other expenses ...................................     23,061
                                                            -------
           Total expenses ..............................    478,460
           Less: expenses recovered under
             contract with investment adviser (Note 2) .     28,979      449,481
                                                           --------   ----------
           Net investment income ....................................  2,025,560
                                                                      ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................... $2,025,560
                                                                      ==========
                        The Notes to Financial Statements
                    are an integral part of these statements.

LEXINGTON MONEY MARKET TRUST
STATEMENT OF CHANGES IN NET ASSETS

                                             Six months ended        Year ended
                                               June 30, 1997        December 31,
                                                (unaudited)             1996
                                                -----------         -----------
Net investment income ..................        $ 2,025,560         $ 4,279,666
Distributions to shareholders from
     net investment income .............         (2,025,560)         (4,279,666)
Increase (decrease) from capital
     share transactions (Note 3) .......         (9,296,767)          8,740,435
                                                -----------         -----------
Net increase (decrease) in net assets ..         (9,296,767)          8,740,435

NET ASSETS
      Beginning of period ..............         97,526,393          88,785,958
                                                -----------         -----------
      End of period ....................        $88,229,626         $97,526,393
                                                ===========         ===========

                       The Notes to Financial Statements
                   are an integral part of these statements.


LEXINGTON MONEY MARKET TRUST
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (unaudited) and December 31, 1996

1.  SIGNIFICANT ACCOUNTING POLICIES

Lexington Money Market Trust (the "Trust") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek a high level of current income from short-term investments as is consistent with the preservation of capital and liquidity. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

       INVESTMENTS Security transactions are accounted for on a trade date basis. Investments are valued at amortized cost, which approximates market value. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is amortized on a constant basis to the maturity of the instrument. Interest income is accrued as earned.

       FEDERAL INCOME TAXES It is the Trust's intention to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

       DIVIDENDS Dividends are declared daily from the total of net investment income and net realized gain (loss) on investments.

       USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE
The Trust pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 0.50% of the Trust's average daily net assets up to $500 million and 0.45% of its average daily net assets in excess of $500 million. LMC is required to reimburse the Trust for any expenses, including the investment adviser's fee but excluding interest and taxes, in excess of 1.0% of the Trust's average daily net assets. Reimbursement for the six months ended June 30, 1997 amounted to $28,979 and is set forth in the statement of operations.

LEXINGTON MONEY MARKET TRUST
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (unaudited) and December 31, 1996 (continued)

The Trust reimbursed LMC for certain expenses, including accounting and shareholder servicing costs of $73,124 which are incurred by the Trust, but paid by LMC.

3. SHARES OF BENEFICIAL INTEREST
Transactions (at $1.00 per share) in shares were as follows:

                                              Six months ended        Year ended
                                               June 30, 1997        December 31,
                                                (unaudited)             1996
                                                -----------         -----------
Shares sold ............................         47,198,798         159,959,288
Shares issued to shareholders
  on reinvestment of dividends .........          1,861,608           3,877,797
                                               ------------        ------------
                                                 49,060,406         163,837,085
Shares redeemed ........................        (58,357,173)       (155,096,650)
                                               ------------        ------------
Net increase (decrease) ................         (9,296,767)          8,740,435
                                               ============        ============
4.    CASH
In order to facilitate the clearing process for redemptions by check, the Trust maintains a compensating balance with its transfer agent. At June 30, 1997, this compensating balance amounted to $101,100 and is included in cash in the statement of assets and liabilities.

--------------------------------------------------------------------------------

LEXINGTON MONEY MARKET TRUST
FINANCIAL HIGHLIGHTS
Selected per share data for a share outstanding throughout the period:


                                                  Six months ended
                                                    Six months ended                      For the year ended December 31,
                                                    June 30, 1997       ------------------------------------------------------------
                                                     (unaudited)          1996              1995              1994            1993
                                                     ----------         --------          --------          --------        --------

Net asset value, beginning of period                    $1.00             $1.00             $1.00             $1.00           $1.00
Income from investment operations:
    Net investment income                              0.0224            0.0441            0.0495            0.0330          0.0230
Less distributions:
    Distributions from net investment income          (0.0224)          (0.0441)          (0.0495)          (0.0330)        (0.0230)
                                                      -------           -------           -------           -------         -------
Net asset value, end of period                          $1.00             $1.00             $1.00             $1.00           $1.00
                                                      =======           =======           =======           =======         =======
Total return                                            4.56%*            4.50%             5.06%             3.35%           2.32%
Ratio to average net assets:
    Expenses, before reimbursement
      or waivers                                        1.06%*            1.04%             1.08%             1.02%           1.00%
    Expenses, net of reimbursement
      or waivers                                        1.00%*            1.00%             1.00%             1.00%           1.00%
    Net investment income,
      before reimbursement or waivers                   4.44%*            4.37%             4.87%             3.30%           2.30%
    Net investment income,                              4.50%*            4.41%             4.95%             3.32%           2.30%
Net assets, end of period (000's omitted)             $88,230           $97,526           $88,786          $111,805         $94,718

* Annualized


LEXINGTON
INVESTOR SERVICES

AS A LEXINGTON SHAREHOLDER, YOU SHOULD BE AWARE OF THE MANY SERVICES AVAILABLE TO YOU.

NO LOAD--The Lexington Funds are no load funds. That is, investments and redemptions are made without any sales charges, commissions or redemption fees.

--------------------------------------------------------------------------------

FREE TELEPHONE EXCHANGE--Investments in the Lexington Funds may be exchanged for shares of a different Lexington Fund at any time.

--------------------------------------------------------------------------------

CHECK  WRITING   PRIVILEGES--Lexington  Money  Market  Trust  permits  investors immediate access to their funds with check writing for withdrawals from their account.

--------------------------------------------------------------------------------

TAX SHELTERED PLANS--IRA, Keogh, Pension, and Profit Sharing Prototype Plans are available to qualified individuals. These plans offer investment flexibility through the Share Exchange Service, simplified record keeping, convenience and investment supervision.

--------------------------------------------------------------------------------

CUSTODIAL ACCOUNTS FOR MINORS--Investments may be made on behalf of minors under the Uniform Gifts to Minors Act currently in effect in all states.

--------------------------------------------------------------------------------

SYSTEMATIC WITHDRAWAL PLAN--An investor may elect to receive a fixed amount from his or her account each month or quarter, subject to certain minimums.

--------------------------------------------------------------------------------

COMPLETE RECORD KEEPING--A statement is provided for every transaction in addition to a year-end statement with tax information.


THE LEXINGTON GROUP OF
NO LOAD INVESTMENT COMPANIES

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.--Seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

LEXINGTON GLOBAL FUND, INC.--Seeks long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

LEXINGTON INTERNATIONAL FUND, INC.--Seeks long-term growth of capital through investment in companies domiciled in foreign countries.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.--Seeks long-term capital appreciation through investments primarily in the equity securities of Russian companies.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC. --Seeks long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

LEXINGTON RAMIREZ GLOBAL INCOME FUND--Seeks high current income. Capital appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

LEXINGTON GOLDFUND, INC.--Seeks capital appreciation through investment in gold bullion and shares of gold mining companies.

LEXINGTON GROWTH AND INCOME FUND, INC.--Seeks capital appreciation over the long-term through investments in the stocks of large, ably managed and well financed companies.

LEXINGTON CORPORATE LEADERS TRUST FUND--Seeks capital growth and reasonable income through investment in an equal number of shares of an established list of American blue chip corporations.

LEXINGTON SMALLCAP VALUE FUND, INC.--Seeks long-term capital appreciation through investment in common stocks of companies domiciled in the United States with a market capitalization of less than $1 billion.

LEXINGTON CONVERTIBLE SECURITIES FUND--Seeks total return by providing capital appreciation, current income and conservation of capital through investments in a diversified portfolio of securities convertible into shares of common stock.

LEXINGTON GNMA INCOME FUND, INC.--Seeks to achieve a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

LEXINGTON MONEY MARKET TRUST--Seeks a high level of current income consistent with preservation of capital and liquidity through investments in interest bearing short-term money market instruments.

For more complete information about any of the Lexington Funds and a prospectus which includes management fee and expenses call the distributor toll-free at 1-800-526-0056. Read the prospectus carefully before you invest or send money.

LEXINGTON
MONEY MARKET TRUST

INVESTMENT ADVISER

--------------------------------------------------------------------------------

LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

DISTRIBUTOR

-------------------------------------------------------------------------------

LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

     ALL SHAREHOLDER REQUESTS FOR SERVICES OF
     ANY KIND SHOULD BE SENT TO:

     TRANSFER AGENT
     STATE STREET BANK AND
     TRUST COMPANY
     c/o National Financial Data Services
     1004 Baltimore
     Kansas City, Missori 64105

     Or call toll free:
     Service and Sales: 1--800-526-0056
     24 Hour Account INformation:
     1-800-526-0052

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
(800) 526-0052

                                    "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                  Price/Yield o Account Balances o Exchanges o
             Last Transactions o Total Return o Duplicate Statements

--------------------------------------------------------------------------------

This report has been prepared for the information of the shareholders of Lexington Money Market Trust and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.